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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 12, 2001, included in this Form 10-K (which contains an explanatory paragraph regarding CAIS Internet, Inc.'s ability to continue as a going concern), into CAIS Internet, Inc.'s previously filed Registration Statement File Nos. 333-91403, 333-31510 and 333-38332.


                                              ARTHUR ANDERSEN LLP


Vienna, Virginia
April 12, 2001